Exhibit 99.3

AMERICA GREENER TECHNOLOGIES INC.

PRO FORMA COMBINED FINANCIAL INFORMATION

(UNAUDITED)

AMERICA GREENER TECHNOLOGIES INC.

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AMERICA GREENER TECHNOLOGIES INC.

Introduction to Unaudited Pro Forma Combined Financial Information

The following unaudited Pro Forma Combined Financial information is presented to illustrate the estimated effects of the transaction under the terms of an asset purchase agreement (the “Asset Purchase Agreement”). On October 31, 2014 AGT Soft Wave, Inc. (“AGT Soft Wave”), a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, acquired certain assets from Soft Wave Innovations, Inc., an Arizona corporation (“Soft Wave”), in exchange for 775,000 shares of the Company’s common stock valued at $767,250 or $0.99 per share under the terms of the Asset Purchase Agreement by and among the Company, AGT Soft Wave and Soft Wave. The fair value of the shares of the common stock were based on the quoted trading price on the date of grant. The assets that were acquired included customer contracts, trade names, inventory, tools and parts, and demonstration contracts related to the prior joint venture with Soft Wave. The purchase price paid by the Company had been allocated to assets acquired on the records of the Company as follows:

Inventory	$8,373
Customer and demonstration contracts	758,877
Purchase price	$767,250

The unaudited Pro Forma Combined Financial information assumes the Asset Purchase Agreement was consummated as of January 1, 2014. The financial statements of the Company included in the following unaudited pro forma combined financial statements are derived from the audited financial statements of the Company for the six months ended June 30, 2014 as filed in the Company’s 10-K for the period ended June 30, 2014 and unaudited financial statements of the Company for the three months ended September 30, 2014 as filed in the Company’s 10-Q for the period ended September 30, 2014. The financial statements of Soft Wave included in the following unaudited pro forma combined financial statements are derived from the unaudited financial statements of Soft Wave for the three months ended September 30, 2014 contained elsewhere in this Form 8-K/A. The unaudited pro forma balance sheet is prepared as though the transactions occurred at the close of business on January 1, 2014.

The information presented in the unaudited Pro Forma Combined Financial information does not purport to represent what our financial position would have been had the Asset Purchase Agreement occurred as of the dates indicated, nor is it indicative of our future financial position for any period. You should not rely on this information as being indicative of the historical results or the future results that the Company will experience after the Asset Purchase Agreement transaction.

The pro forma adjustments are based upon available information and certain assumptions that the Company believes is reasonable under the circumstances. The unaudited Pro Forma Combined Financial information should be read in conjunction with the historical financial statements and related notes of the Company.

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AMERICA GREENER TECHNOLOGIES, INC.

UNAUDITED PRO FORMA BALANCE SHEET

	AMERICA GREENER TECHNOLOGIES, INC.

	September 30,
	2014		Pro Forma Adjustments			Pro Forma
	Historical		Dr		Cr.	Balances
	(see Note)					(Unaudited)
ASSETS

CURRENT ASSETS:
Cash	$27,679		$—		$—	$27,679
Inventory	111,619	(a)	8,373		—	119,992
Prepaid expenses and other current assets	10,259		—		—	10,259

Total Current Assets	149,557		8,373		—	157,930

Other assets:
Property and equipment, net	46,304		—		—	46,304
Trademark	1,601		—		—	1,601
Intangible assets, net	—	(a)	758,877	(b)	113,832	645,045
Deposit	3,500		—		—	3,500
Total other assets	51,405		758,877		113,832	696,450

Total Assets	$200,962		$767,250		$113,832	$854,380

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$96,604		$—		$—	$96,604
Convertible notes payable - related party	100,000		—		—	100,000
Notes payable	275,131		—		—	275,131
Notes payable - related party	223,359		—		—	223,359
Due to related party	3,000		—		—	3,000

Total Current Liabilities	698,094		—		—	698,094

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIT:

Preferred stock $0.001 par value; 5,000,000 shares authorized; none issued and outstanding	—		—		—	—
Common stock ($0.001 par value; 75,000,000 shares authorized; 19,005,014 shares issued and outstanding prior to asset purchase; $0.001 par value; 75,000,000 shares authorized; 19,780,014 issued and outstanding after the asset purchase)	19,005		—	(a)	775	19,780
Additional paid-in capital	2,676,160		—	(a)	766,475	3,442,635
Accumulated deficit	(3,192,297	) (b)	113,832		—	(3,306,129)

Total Stockholders’ Deficit	(497,132)		113,832		767,250	156,286

Total Liabilities and Stockholders’ Deficit	$200,962		$113,832		$767,250	$854,380

See accompanying notes to unaudited pro forma combined financial statements.

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AMERICA GREENER TECHNOLOGIES, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

	AMERICA GREENER TECHNOLOGIES, INC.	SOFT WAVE INNOVATIONS, INC.

	FOR THE THREE MONTHS	FOR THE THREE MONTHS
	ENDED	ENDED	Pro Forma Adjustments		Pro Forma
	SEPTEMBER 30, 2014	SEPTEMBER 30, 2014	Dr	Cr.	Balances
	(Unaudited)	(Unaudited)			(Unaudited)

Net revenues	$—	$101,164	$—	$—	$101,164

Cost of revenues	—	39,102	—	—	39,102

Gross profit		62,062	—	—	62,062

Operating expenses:
Amortization and depreciation	3,337	— (b)	113,832	—	117,169
Marketing, selling and advertising expenses	55,124	50,884	—	—	106,008
Compensation expense	1,308,456	—	—	—	1,308,456
Professional fees	58,494	5,076	—	—	63,570
Consulting fees	124,500	—	—	—	124,500
General and administrative	39,196	26,726	—	—	65,922
Total operating expenses	1,589,107	82,686	113,832	—	1,785,625

Loss from operations	(1,589,107)	(20,624)	(113,832)	—	(1,723,563)

Other expense
Interest expense	(4,358)	—	—	—	(4,358)
Total other expense	(4,358)	—	—	—	(4,358)

Loss before provision for income taxes	(1,593,465)	(20,624)	(113,832)	—	(1,727,921)

Net loss	$(1,593,465)	$(20,624)	$(113,832)	$—	$(1,727,921)

WEIGHTED AVERAGE COMMON SHARES
Basic and Diluted					19,780,014

NET LOSS PER COMMON SHARE:
OUTSTANDING - Basic and Diluted					(0.09)

See accompanying notes to unaudited pro forma combined financial statements.

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AMERICA GREENER TECHNOLOGIES, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

	AMERICA GREENER TECHNOLOGIES, INC.	SOFT WAVE INNOVATIONS, INC.

	FOR THE SIX MONTHS	FOR THE SIX MONTHS
	ENDED	ENDED	Pro Forma Adjustments		Pro Forma
	JUNE 30, 2014	JUNE 30, 2014	Dr	Cr.	Balances
		(Unaudited)			(Unaudited)

Net revenues	$114,619	$224,028	$—	$—	$338,647

Cost of revenues	36,511	135,071	—	—	171,582

Gross profit	78,108	88,957	—	—	167,065

Operating expenses:

Amortization and depreciation	4,787	— (c)	75,888	—	80,675
Marketing, selling and advertising expenses	4,200	79,043	—	—	83,243
Compensation expense	135,250	—	—	—	135,250
Professional fees	128,612	5,076	—	—	133,688
Consulting fees	248,876	—	—	—	248,876
General and administrative	109,463	54,214	—	—	163,677
Total operating expenses	631,188	138,333	75,888	—	845,409

Loss from operations	(553,080)	(49,376)	(75,888)	—	(678,344)

Other expense
Interest expense	(2,222)	—	—	—	(2,222)
Total other expense	(2,222)	—	—	—	(2,222)

Loss before provision for income taxes	(555,302)	(49,376)	(75,888)	—	(680,566)

Net loss	$(555,302)	$(49,376)	$(75,888)	$—	$(680,566)

WEIGHTED AVERAGE COMMON SHARES
Basic and Diluted					19,780,014

NET LOSS PER COMMON SHARE:
OUTSTANDING - Basic and Diluted					(0.03)

 See accompanying notes to unaudited pro forma combined financial statements.

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NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

Unaudited pro forma adjustments reflect the following transaction:

a)
Inventory	8,373
Intangible assets (Customer and Demo Contracts)	758,877
Common stock, at par		775
Additional paid in capital		766,475

To record the effect of the Asset Purchase Agreement. On October 31, 2014 AGT Soft Wave, Inc. acquired certain assets from Soft Wave in exchange for 775,000 shares of the Company’s common stock valued at $767,250 or $0.99 per share under the terms of the Asset Purchase Agreement by and among the Company, AGT Soft Wave and Soft Wave. The fair value of the shares of the common stock were based on the quoted trading price on the date of grant. The assets that were acquired included customer contracts, trade names, inventory, tools and parts, and demonstration contracts related to the prior joint venture with Soft Wave.

b)
Accumulated Amortization	113,832
Amortization		113,832

To amortize intangible assets for 9 months based on 5 years of useful life.

c)
Accumulated Amortization	75,888
Amortization		75,888

To amortize intangible assets for 6 months based on 5 years of useful life.

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